                                                                  Exhibit (d)(v)

                             JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(k)(1)(iii) under the Securities
Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of Bairnco Corporation.
This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated:  March 30, 2007              STEEL PARTNERS II, L.P.

                                    By: Steel Partners, L.L.C.
                                        General Partner

                                    By: /s/ Lauren Isenman
                                        ----------------------------------------
                                        Lauren Isenman
                                        as Attorney-In-Fact for Warren G. Lichtenstein,
                                        Managing Member

                                    STEEL PARTNERS, L.L.C.

                                    By: /s/ Lauren Isenman
                                        ----------------------------------------
                                        Lauren Isenman
                                        as Attorney-In-Fact for Warren G. Lichtenstein,
                                        Managing Member

                                    BZ ACQUISITION CORP.

                                    By: /s/ Lauren Isenman
                                        ----------------------------------------
                                        Lauren Isenman
                                        as Attorney in Fact for Warren G. Lichtenstein,
                                        President

                                    WHX CORPORATION

                                    By: /s/ Glen M. Kassan
                                        ----------------------------------------
                                        Name:  Glen M. Kassan
                                        Title: Chief Executive Officer

                                    /s/ Lauren Isenman
                                    --------------------------------------------
                                    LAUREN ISENMAN
                                    As Attorney-In-Fact for Warren G. Lichtenstein,
                                    individually